EXHIBIT 99.1

[ANALYST MEETING PRESENTATION SLIDES]

Research Analyst Meeting May 10, 2005 Houston, Texas Sunoco Logistics Partners L.P.

Forward-Looking Statement Statements made in this presentation that are not historical facts are forward- looking statements. We believe the assumptions underlying these statements are reasonable, but caution you that such forward-looking statements involve risks that may affect our prospects and performance, causing actual results to differ from those discussed here. Such risks and uncertainties include, among other things: our ability to successfully consummate announced acquisitions and integrate them into existing operations; the ability of such acquisitions to be cash-flow accretive; increased competition; changes in demand for crude oil we buy and sell, as well as for crude oil and refined products that connect, store and distribute; the loss of a major customer; changes in our tariff rates; changes in throughput of third-party pipelines to our pipelines and terminals; changes in operating conditions and costs; changes in level of environmental remediation spending; potential equipment malfunction; potential labor relations problems; the legislative or regulatory environment; plant construction/repair delays; and political and economic conditions, including the impact of potential terrorists acts and international hostilities. These and other applicable risks and uncertainties are described more fully in our Quarterly Form 10-Q (filed with the Securities and Exchange Commission on May 9, 2005). We undertake no obligation to update publicly any forward-looking statements in this presentation, whether as a result of new information or future events.

Introduction Deborah M. Fretz

Summary Sunoco Logistics Partners L.P. ("SXL") formed through a February 8, 2002 IPO Consists principally of Sunoco, Inc's ("Sunoco") former pipeline and terminal ("logistics") assets Sunoco is our largest shareholder (62%) and our main customer Formed to become the growth vehicle of Sunoco's logistics business Although a newly created independent company, we have extensive operational experience having been in the business for over 118 years We have a conservative balance sheet, stable and diversified cash flows and stable distributions Our financial strength, low splits, and smaller size enables us to acquire assets at prices which are very competitive to other MLPs 2

SXL's Asset Portfolio 3

Experienced Management Management team has significant experience Strong operating track record * Sunoco senior management involved - Board Level. ** Includes four years of finance / accounting. Name Position with SXL John G. Drosdick * Chairman, Director 37 Deborah M. Fretz President and CEO, Director 28 Colin A. Oerton Vice President and CFO 17 ** Paul S. Broker Vice President, Western Operations 21 Christopher W. Keene Vice President, Business Development 17 David A. Justin Vice President, Eastern Operations 24 Bruce D. Davis, Jr. Vice Pres., General Counsel and Secretary 13 Name Position with SXL Years in Energy Industry John G. Drosdick * Chairman, Director Deborah M. Fretz President and CEO, Director Colin A. Oerton Vice President and CFO Paul S. Broker Vice President, Western Operations Christopher W. Keene Vice President, Business Development 17 David A. Justin Vice President, Eastern Operations 2 Bruce D. Davis, Jr. Vice Pres., General Counsel and Secretary 13 4

Total Return Total return since: IPO (2/4/02): 133%* 1/1/03: 92%* 1/1/04: 19%* Cash distribution secure and increasing 38.9% increase since IPO Total L.P. unit coverage of 1.1x * Unit price appreciation assumes 5/3/2005 common unit closing price of $40.40. ** MLP Composite includes: APL, BPL, EEP, EPD, ETP, GTM, HEP, KMP, KPP, MMLP, MMP, MWE, NBP, PAA, PPX, TCLP, TPP, VLI and XTEX. *** 1Q02 actual payment of $0.26 per unit was pro-rated due to timing of IPO. 5 $1.20 $1.40 $1.60 $1.80 $2.00 $2.20 $2.40 $2.60 1q02*** 2q02 3q02 4q02 1q03 2q03 3q03 4q03 1q04 2q04 3q04 4q04 1q05 80.0% 100.0% 120.0% 140.0% 160.0% 180.0% 200.0% 220.0% 2/4/2002 9/28/2002 5/23/2003 1/15/2004 9/8/2004 5/3/2005 SXL Unit Price MLP Composite** 38.9% Distribution Increase 38.9% Distribution Increase 100% Unit Price Appreciation* 100% Unit Price Appreciation*

Financial Overview Colin A. Oerton

Sunoco Logistics Partners Sunoco Logistics (NYSE: SXL) Western Pipeline System Terminal Facilities Eastern Pipeline System ~44% ~44% ~12% Sunoco, Inc. 62% 38% * Percentage of operating income contribution based on results for the twelve months ended March 31, 2005. Public 7

Historic Results (1) For reconciliation of EBITDA to operating income, see page 56 (2) Based on one quarter of full year's maintenance capex of $27.5mm in 2005, and $25.5mm in 2004 (3) Net of Sunoco, Inc. reimbursement 8 ($millions) 2004 2003 2005 2004 EBITDA (1) East 45.3 47.7 11.3 10.7 Terminals 47.9 41.4 13.6 10.6 West 16.1 17.5 3.7 4.0 109.3 106.6 28.6 25.3 Interest Expense, net (20.3) (20.0) (5.2) (4.8) Maintenance Capex (2) (3) (23.8) (25.6) (6.5) (6.4) Distributable Cash Flow 65.2 61.1 16.9 14.1 G.P. interest (3.0) (1.2) (1.0) (0.5) 62.2 59.9 15.9 13.6 L.P. Distribution 57.5 46.7 15.0 13.7 Coverage ratio 1.1x 1.3x 1.1x 1.0x % to G.P. 5.0% 2.4% 6.0% 3.8% Year ended December 31, Quarter ended March 31,

Comparative Capital Structure Rating BBB/Baa2 $250 Revolver (mat. 2009) 64.5 float Net Debt/Total Capital 38.0% 7.25% Notes (mat. 2012) 250.0 fixed 2004 314.5 Debt/EBITDA 2.9x Cash (32.7) EBITDA/Interest 5.4x Net Debt 281.8 Target Cap: (Equity/Debt) (60/40) Debt / 2005 EBITDA 2005 EBITDA / Interest BBB BBB BBB- BBB BBB BBB+ BBB BBB+ Source: Citigroup Smith Barney February 18, 2005 MLP Reference Book. SXL: Based on 2004 results Comparative Credit Ratings Credit Summary Net Debt (3/31/05) BBB BBB BBB+ BBB BBB BBB BBB+ BBB- Max. Covenant (4.5x) Min. Covenant (3.0x) 9

Eastern System David A. Justin

Eastern Pipeline & Terminal System Refined Products Pipeline (1,740 miles) Transport gasoline, distillate, jet fuel from Sunoco's Philadelphia area and Toledo refineries and other third parties Crude Oil Pipelines (123 miles) Transport Canadian crude to Ohio / Michigan Refined Products Terminals 35 terminals in 8 states 5.9 million barrel capacity LPG Storage 1.0 Million barrel underground cavern storage 11

Eastern Pipeline & Terminal System Equity Interests Operator Explorer (9.4%) Independent Wolverine (31.5%) Independent/ExxonMobil West Shore (12.3%) Citgo Yellowstone (14.0%) ConocoPhillips 12

1 Akron 2 Altoona 3 Baltimore 4 Beaver 5 Blawnox 6 Cleveland 7 Columbus-East 8 Columbus-West 9 Dayton 10 Delmont 11 Exton 12 Fullerton 13 Huntington 14 Kingston 15 Malvern 16 Manassas 17 Mechanicsburg 18 Montello 19 Newark 20 Northumberland 21 Owosso 22 Piscataway 23 Pittsburgh 24 River Rouge 25 Rochester 26 Tamaqua 27 Toledo 28 Tonawanda 29 Twin Oaks 30 Willow Grove 31 Youngstown 32 Marysville 33 Inkster 34 Belmont 35 Woodbury MPL Active Terminals Pipeline and Marketing Terminals 13

Metro Philadelphia 14

Joint Venture Pipelines 15

Eastern Area Operations SCADA control center in Montello Computer based systems Batch tracking, measurement, invoicing Remotely operates pumps, motors, valves Products Transported 15 Grades of Gasolines 4 Grades of Distillates Increases to 6 grades in 2006 16

Eastern Area Maintenance Capital Spending Pipeline Integrity Run tools, repair, cathodic protection Above Ground Storage Tanks Relocations Programmable Logic Controller Upgrades Computer System & Power upgrades 17

Eastern Area Capacity At Capacity Montello - Pittsburgh Marysville - Toledo Montello - Buffalo Capacity Available 2 Lines to New York Harbor Toledo to East Toledo to North Refinery Terminals Expansion underway Capable of expanding to meet increased demand 18

Western Crude Oil System P. Stephen Broker

Western Crude Oil Business Pipelines Trunk lines (8" diam. or more) Transport oil from collection points to trade hubs or end user (refinery) 2,117 miles of pipeline Gathering lines (8" diam. or less) Transport oil from well to collection point Less than 520 miles of pipeline Lease Crude Oil Acquisition Purchase oil at wellhead to fill the pipeline Fleet of 130 trucks transport oil from lease to collection point Joint Venture Pipeline West Texas Gulf 43.8% Interest SXL is operator of the system 20

21

Western Crude Oil Business Nederland Marine Terminal 12.5 MM bbl storage capacity One of the largest US onshore crude oil terminals Five ship docks and three barge docks Capacity to offload ships up to 50Mbbl per hour Connected to Cameron Highway Oil Pipeline System (CHOPS) Offshore Gulf of Mexico crude oil production Key link to US Strategic Petroleum Reserve 22

Lucas Citgo 20" To Longview Mid-Valley PL to Ohio Red River PL to Cushing McMurry PL to Tyler ExxonMobil Beaumont WTG 26" Sunoco 10" ConocoPhillips Lake Charles Citgo Lake Charles Shell 20" ExxonMobil 20" To Corsicana ExxonMobil to Chicago ExxonMobil to Wichita Falls, TX Basin to Cushing,OK Alon 10" To Big Springs Atofina Pt. Arthur Shell 22" Motiva Pt. Arthur Premcor Pt Arthur DOE 42" to W Hackberry DOE 36" CHOP System 4-Premcor 10" 24" 32" 20" SPR Big Hill OCS Sunoco Nederland Terminal ExxonMobil Baytown BP Amoco Texas City Shell Deer Park Lyondell Houston Shell PL East Houston OTI Houston 2 4" XOM20" BP 26" Shell 16" OTI 24" ATOFINA 8" & 10" Nederland Terminal Distribution System 23

Western Crude Oil Business Operations Tulsa Control Center 24/7 Remote operation and control of system Gathering activities are primarily manual Nederland Central Control 24/7 Coordination of Marine and Pipeline Receipts and Discharges Challenges Rationalization of gathering system Domestic production decline Clean fuel regulations Crude supply mix changing 24

Western Crude Oil Business Maintenance Capital Pipeline Asset Integrity program - ILI, tanks, corrosion SCADA improvements - field and Tulsa Measurement improvements Nederland Terminal Infrastructure upgrades: dock meters, SCADA, electrical Tank integrity 25

Regulatory / Integrity Management David A. Justin P. Stephen Broker

Regulations API 653 Storage Tank Requirements Recommended tank testing and repair at 20 year intervals Pipeline Mapping Public Awareness Operator Qualification Pipeline Integrity Management 27

Pipeline Integrity Management Regulations require risk based assessment, testing, and repair of pipe: 50% completed by 9/30/04, remainder due by March 2008 All pipes need to be continually retested every 5 years SXL in compliance Expected to spend $38 million from IPO through 2005 Estimate lower annual spending going forward 28

Business Development Christopher W. Keene

Business Development Organization Vice President Business Development Eastern Region Pipelines: - Organic - Acquisition Terminals: - Organic - Acquisition Other Opportunities Nederland Western Region Pipelines: - Organic - Acquisition Lease: - Tulsa - Houston - Midland Terminals: - Organic - Acquisition Pipelines: - Organic - Acquisition 30

Sunoco Logistics Growth Strategy Core Platforms: Refined Product Pipelines Terminals Crude Oil Pipelines Nederland Terminal New Business (Natural Gas, Natural Gas Liquids) Platform Growth comes in two forms: Organic Development Accretive Acquisition Opportunities 31

Growth Strategy - Accomplishments Type Investment Date ($MM) Refined Product P/L Wolverine/West Shore/ Acquisition 57.7 Oct. 2003 Yellowstone Harbor Acquisition 7.3 Jun. 2004 Terminals Baltimore/Manassas Acquisition 12.0 Apr. 2004 Columbus Acquisition 8.0 Nov. 2004 Crude Oil P/L West Texas Gulf Acquisition 10.6 Nov. 2002 Corsicana to WF 16" Acquisition 100.0 May 2005 Nederland Tank (600MB) Organic 5.1 Mar. 2002 Tanks (2x600MB) Organic 11.2 May 2003 Total 211.9 Platform 32

Strategic Drivers Refined Product Pipelines and Terminals Increase Eastern pipeline capacity to meet shipper demand Add tankage to expand terminal capacity in growing markets Crude Oil Pipelines and Nederland Position assets to take advantage of increasing foreign and off shore domestic crude imports Evaluate the option to purchase Sunoco's 55% interest in MidValley Pipeline 33

Growth Strategy - Organic Initiatives Organic Investment opportunities will be $60MM over 2005-2006 Refined Product P/L Interrefinery Pipeline Expansion West Line Expansion (Montello, PA to Pittsburgh, PA) Terminals New Tanks (Newark, NJ, Manassas, VA, Pittsburgh, PA) Crude Oil P/L Marysville to Toledo Expansion Nederland New Tanks (350MB, 600MB) 34

Recent Acquisition Activity Corsicana to Wichita Falls 16"

Acquisition Description On May 6, 2005, SXL entered into a definitive agreement with an affiliate of ExxonMobil Corporation to acquire crude oil pipeline and terminal assets for $100 million SXL also plans to construct a new $18 million, 20-mile pipeline connecting the West Texas Gulf Pipeline at Wortham to Corsicana Our strategy will be to enable domestic refiners to source both foreign and Gulf of Mexico crude oil through our Nederland, Texas facility to refining centers and Cushing, OK, a major trade location via the West Texas Gulf Pipeline 36

Pipeline System Overview XOMPL 16" Acquisition SXL Owned or Operated Assets Proposed 20-mile Pipeline XOMPL 20" MVPL (Operated by SXL) XOMPL 12" Acquisition 37

Corsicana Tank Farm 25 tanks on 500 acres (all but 3 tanks available for service) 2.9 million barrels of shell capacity Corsicana to Wichita Falls 16" crude oil Pipeline (187 miles) 154 miles between Corsicana and Ringgold 33 miles between Ringgold and Wichita Falls Ringgold Tank Farm 4 tanks with 490,000 barrels of shell capacity Kilgore to Corsicana 12" crude oil pipeline (currently idled) 104 miles between Kilgore and Corsicana 20 miles of 6" - 8" gathering lines (currently idled) Asset Description 38

Strategic for SXL Nederland Platform Establish strategic link for Nederland Terminal to key crude markets, including connectivity to Cushing Enhance Nederland capability and flexibility for key terminal customers Reactivate the West Texas Gulf 26" south leg from Nederland to Wortham Provide base volumes and line fill to encourage additional crude movement SXL is currently the operator, and 43.8% owner 39

Lease Crude Acquisition And Marketing Scott W. McCord

Purchase Crude Oil @ Wellhead Transported via - SXL Truck or Gathering Line or Third Party Truck or Gathering Line Transported via SXL Pipeline or Third Party Pipeline Sell Crude Oil to Market Gathering Pipeline Trunk Line Supply Hub Refinery Trunk Line Buy Transport (or Exchange) Sell Western Area Business Model 41

42

125.0 135.0 145.0 155.0 165.0 175.0 185.0 195.0 205.0 215.0 225.0 Jan-98 Jun-98 Nov-98 Apr-99 Sep-99 Feb-00 Jul-00 Dec-00 May-01 Oct-01 Mar-02 Aug-02 Jan-03 Jun-03 Nov-03 Apr-04 Sep-04 Feb-05 BPD (in 000's) Historical Trend Lease Acquisition Volume 43

Largest Customers - March 2005 Sunoco Gary Williams Valero Conoco Phillips BP Plains BASF Teppco Marathon Ashland Other (principally Midland/Cushing Supply Hubs) Lease Acquisition 44

Business Risk No Speculative Activity All Crude Oil is Purchased and Sold at the same time Balanced Book Income can be impacted by change in market structure Unfavorable impact offset by contract renegotiations 45

Market Structure Definitions Backwardation - prompt (current month) crude is more valuable than future crude Contango - prompt (current month) crude is less valuable than future crude Impact Market shifts from backwardation to less backwardation or to Contango: it is unfavorable to the lease business Market shifts from Contango to backwardation: it is favorable to the lease business 46

$-1.00 $-0.50 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 JAN00 MAY00 SEP00 JAN01 MAY01 SEP01 JAN02 MAY02 SEP02 JAN03 MAY03 SEP03 JAN04 MAY04 SEP04 JAN05 2000 2001 2002 2003 2004 2005 Spot Market Structure 2000 - 2005 CONTANGO BACKWARDATION 47

Market Value = (Difference between Posting and Spot NYMEX) +/- Market Structure Market Structure = Difference between current month and future month Example for June June July Market Structure Posting $50.00 $51.36 NYMEX $53.25 $53.61 <$0.36> Contango Differential $3.25 $3.25 <$0.36> $2.89 Market Value Equivalent Fixed and Flat = $53.25 NYMEX Cal. Avg. Equivalent $53.61 - $0.36 = $53.25 Platt's P+ $51.36 + $3.25 - $0.36 = $53.25 Market Value 48

1st Qtr. Revenue 2004 (Backward) 2005 (Contango) Posting $50.00 $50.00 Market Value (Average Platts P+) 3.74 2.89 Total Sales Value 53.74 52.89 Cost Posting $50.00 $50.00 Bonus above Sun Posted 2.00 2.00 Truck Cost 0.75 0.75 Pipeline Tariff 0.75 0.75 Total Crude Cost $53.50 $53.50 Margin $0.24 $(0.61) * Economic Example * In these economic conditions contract negotiations are required. 49

Purpose of Lease Business - fill Western Area Pipeline Lease Business is integral part of Western Area Business Cyclical Business Summary 50

Conclusion Deborah M. Fretz

LP / GP Split (%) Annualized Distribution (per unit) 50 / 50 75 / 25 85 / 15 98 / 2 38.9% Distribution Growth Quarterly Distribution Summary 52

Historic Performance MLP Composite includes APL, BPL, EEP, EPD, ETP, GTM, HEP, KMP, KPP, MMLP, MMP, MWE, NBP, PAA, PPX, TCLP, TPP, VLI and XTEX. 53

Sunoco Logistics Partners Summary Exceeded financial targets set at time of IPO Business is composed of geographically diverse assets that are well positioned to generate stable cash flows Sunoco contracts add additional stability Business Development opportunities (both organic and acquisition) have contributed to attractive returns Accretive opportunities will be available to continue to grow cash distribution to our unit holders 54

Appendix

EBITDA Reconciliation ($ million) Year ended December 31, Quarter ended March 31, 2004 2003 2005 2004 EBITDA (1) East 45.3 47.7 11.3 10.7 Terminals 47.9 41.4 13.6 10.6 West 16.1 17.5 3.7 4.0 109.3 106.6 28.6 25.3 Depreciation and amortization (31.9) (27.2) (8.1) (7.5) Operating Income 77.4 79.5 20.5 17.8 Management of the Partnership believes EBITDA and distributable cash flow information enhances an investor's understanding of a business ability to generate cash for payment of distributions and other purposes. In addition, EBITDA is also used as a measure in the Partnership's $250 million revolving credit facility in determining its compliance with certain covenants. However, there may be contractual, legal, economic or other reasons which may prevent the Partnership from satisfying principal and interest obligations with respect to indebtedness and may require the Partnership to allocate funds for other purposes. EBITDA and distributable cash flow do not represent and should not be considered alternatives to net income, operating income or cash flows from operating activities as determined under United States generally accepted accounting principles and may not be comparable to other similarly titled measures of other businesses. 56 (1) Earnings before interest, taxes, depreciation and amortization